Exhibit 32

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Psychic Friends Network, Inc. (the "Company") on Form 10-K for the year ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marc Lasky, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 25, 2013                     /s/ Marc Lasky
                                           -------------------------------------
                                           Marc Lasky
                                           Chief Executive and Financial Officer